Exhibit 10.1

PROMISSORY NOTE

US $25,000	Maturity: June 24, 2012

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Blue Sky Energy and Power, Inc., a Delaware corporation (“Holder”/”Payee”) the sum of Twenty Five Thousand United States Dollars (US $25,000), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be June 24, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on the Maturity Date. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of June 24, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Blue Sky Energy and Power, Inc.

By: Ilyas Chaudhary	By: Ilyas Chaudhary

Its: CEO	Its: President

PROMISSORY NOTE

US $61,500	Maturity: August 5, 2012

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Blue Sky Energy and Power, Inc., a Delaware corporation (“Holder”/”Payee”) the sum of Sixty One Thousand and Five Hundred United States Dollars (US $61,500), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be August 5, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on the Maturity Date. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of August 5, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Blue Sky Energy and Power, Inc.

By: Ilyas Chaudhary	By: Ilyas Chaudhary

Its: CEO	Its: President

PROMISSORY NOTE

US $10,000	Maturity: August 16, 2012

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Blue Sky Langsa, Ltd., a Mauritius corporation (“Holder”/”Payee”) the sum of Ten Thousand United States Dollars (US $10,000), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be August 16, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on the Maturity Date. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of August 16, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Blue Sky Langsa, Ltd.

By: Ilyas Chaudhary	By: Ilyas Chaudhary

Its: CEO	Its: President

PROMISSORY NOTE

US $500	Maturity: On Demand

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Blue Sky Energy and Power, Inc., a Delaware corporation (“Holder”/”Payee”) the sum of Five Hundred United States Dollars (US $500), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be September 14, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on demand by Holder. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of September 14, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Blue Sky Energy and Power, Inc.

By: Ilyas Chaudhary	By: Ilyas Chaudhary

Its: CEO	Its: President

PROMISSORY NOTE

US $5,000	Maturity: October 3, 2012

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Blue Sky Energy and Power, Inc., a Delaware corporation (“Holder”/”Payee”) the sum of Five Thousand United States Dollars (US $5,000), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be October 3, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on October 3, 2012. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of October 3, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Blue Sky Energy and Power, Inc.

By: Ilyas Chaudhary	By: Ilyas Chaudhary

Its: CEO	Its: President

PROMISSORY NOTE

US $22,126.49	Maturity: On Demand

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Ilyas Chaudhary, an individual (“Holder”/”Payee”) the sum of Twenty Two Thousand, One Hundred and Twenty Six United States Dollars and Forty Nine Cents (US $22,126.49), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be October 3, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on demand. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of October 3, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Ilyas Chaudhary

By: Ilyas Chaudhary

Its: CEO

PROMISSORY NOTE

US $173,000	Maturity: October 28, 2012

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Blue Sky Energy and Power, Inc., a Delaware corporation (“Holder”/”Payee”) the sum of One Hundred and Seventy Three Thousand United States Dollars (US $173,000), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be October 28, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on the Maturity Date. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of October 28, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Blue Sky Energy and Power, Inc.

By: Ilyas Chaudhary	By: Ilyas Chaudhary

Its: CEO	Its: President

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PROMISSORY NOTE

US $1,000	Maturity: November 2, 2012

FOR VALUE RECEIVED, SAGA ENERGY, INC., a Florida corporation, having its principal office at 1509 East Chapman Ave, Orange, CA 92866, (“Maker”) promise to pay to the order of Blue Sky Energy and Power, Inc., a Delaware corporation (“Holder”/”Payee”) the sum of One Thousand United States Dollars (US $1,000), together with an interest at a rate 7% per month.

The effective date for the purpose of the calculation of the interest will be November 2, 2011. The entire principal, along with any accrued unpaid interest shall be fully and immediately payable on the Maturity Date. The note is not secured by the issuer’s assets. Should the parties wish to extend the terms of the loan then such extension will be made with a written amendment by the parties and at the negotiated interest rate for the extension period.

This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California.

The Promissory Note will be effective as of November 2, 2011.

Maker:	Holder:

/s/ Ilyas Chaudhary	/s/ Ilyas Chaudhary

Saga Energy, Inc.	Blue Sky Energy and Power, Inc.

By: Ilyas Chaudhary	By: Ilyas Chaudhary

Its: CEO	Its: President